SCHEDULE 14 C

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                     [X]  Preliminary information statement
                    [   ]    Definitive information statement

 Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                                  CMERUN, INC.
                          (FORMERLY FUNDAE CORPORATION)
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

               Payment of Filing Fee (Check the appropriate box):

                              [X]  No fee required.
   [  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to which transaction applies:   Not
Applicable.
(2)  Aggregate  number  of  securities  to  which  transaction  applies:   Not
Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
(4)  Proposed  maximum  aggregate  value  of  transaction:   Not  Applicable.
(5)  Total  fee  paid:   Not  Applicable.

[   ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:  Not  Applicable.
(2)  Form,  Schedule  or  Registration  Statement  No.  :  Not  Applicable.
(3)  Filing  Party:  Not  Applicable.
(4)  Date  Filed:  Not  Applicable.

                               [GRAPHIC OMITED]


                                 CMERUN, INC.
                      222 LAKEVIEW AVENUE, SUITE 160-146
                       WEST PALM BEACH, FLORIDA 33401




                                December 9, 1999

                              INFORMATION STATEMENT

     This Information Statement is being furnished to holders of the common stock, par value $.0001 per share (the "Company Common Stock"), of cmerun, inc., a Florida corporation (the "Company"), to inform the holders that the board of directors of the Company (the "Board of Directors") and the holders of shares representing a majority of the Company Common Stock (the "Majority Holders") have authorized, by written consent dated December 9, 1999, the reincorporation of the Company in Delaware (the "Reincorporation") and the change of the Company's name to Fundae Acquisition Corporation, all to be effected December 13, 1999 or as soon thereafter as all of the holders of the Company Common Stock have authorized the reincorporation by written consent (the "Effective Date"). The close of business on December 9, 1999 has been fixed by the Board of Directors as the record date for determining the stockholders of the Company entitle to notice of the Reincorporation.


               MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE
               ---------------------------------------------------

                       REQUESTED NOT TO SEND US YOUR PROXY


     The Reincorporation will be accomplished by a merger (the "Merger"), on the Effective Date, of the Company into Fundae Acquisition Corporation, a newly formed wholly owned Delaware subsidiary of the Company ("Fundae Acquisition"), pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and Fundae Acquisition dated December 9, 1999, with Fundae Acquisition surviving the merger (upon the effectiveness of the Merger, "Fundae Acquisition").

     In the Merger, holders of Company Common Stock will receive 5 shares of common stock of Fundae Acquisition, par value $.001, ("Fundae Acquisition Common Stock") for each share of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger with any resulting fractional Fundae Acquisition Common Stock interests being canceled in exchange for the next highest number of whole shares of Fundae Acquisition Common Stock. No certificates for fractional shares of Fundae Acquisition Common Stock will be issued and all such fractional shares of Fundae Acquisition Common Stock interests will be canceled.

     Enclosed herewith is a form Statement of Unanimous Consent of Directors and Shareholders for shareholder's to consent to the reincorporation. By execution of the Statement of Unanimous Consent you waive any right to dissent from the reincorporation and demand appraisal of the fair market value of the Company Common Stock owned by you.

     Attached as Exhibit G is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Fundae Acquisition Common Stock ("Fundae Acquisition Certificates"). Upon surrender of a Company Certificate for cancellation to Fundae Acquisition together with a duly executed letter of transmittal, the holder of such Company Certificate will, subject to the restrictions applicable to fractional shares, be entitled to receive, as soon as practicable after the Effective Date, in exchange therefor a Fundae Acquisition Certificate representing that number of shares of Fundae Acquisition Common Stock into which the shares of Company Common Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Plan of Merger, and the Company Certificate so surrendered will forthwith be canceled.

     The Reincorporation will also result in (i) Fundae Acquisition being governed by Delaware law, which may grant officers and directors greater protection from personal liability than Florida law and provides anti-takeover protections that may not be available under Florida law and (ii) the officers and directors of Fundae Acquisition as constituted immediately prior to the Merger becoming the officers and directors of Fundae Acquisition, which will result in the persons who are currently directors of the Company being on the board of directors of Fundae Acquisition (the "New Board of Directors") and the officers of Fundae Acquisition being the persons who are currently officers of the Company. See "Reincorporation in Delaware--Officers and Directors."

     In addition to authorizing the Reincorporation, the Majority Holders indicated to the Board of Directors that they intended, immediately upon effectiveness of the Merger, to authorize by written consent, as majority stockholders of Fundae Acquisition, the adoption of the Fundae Acquisition Corporation Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan will permit the New Board of Directors or a special committee of the New Board of Directors to award three types of stock incentives to directors, officers and certain key employees of Fundae Acquisition. Such discretionary stock incentives could include stock options, stock appreciation rights, and "restricted" stock. See "The Fundae Acquisition Corporation Stock Incentive Plan."

     The purpose of this Information Statement is to inform holders of Company Common Stock who have not given the Company their written Consent to the foregoing corporate actions of such actions and their effects and, as required by Florida law, to give any holder of Company Common Stock who so desires the right to dissent from the Merger and Reincorporation and to receive the "fair value" of his Company Common Stock in lieu of Fundae Acquisition Common Stock and any cash for canceled Fundae Acquisition fractional share interests to which such holder would otherwise be entitled in the Merger. See "Reincorporation in Delaware--Rights of Dissenting Shareholders."

     As of December 9, 1999, 1,400,000 shares of Company Common Stock were issued and outstanding.

     Attached as Exhibit E is a copy of the Company's Quarterly Report on Form 10-QSB for the quarter ending June 30, 1999 and Exhibit F is a copy of the Company's Current Report on Form 8-K dated December 9, 1999.


                           REINCORPORATION IN DELAWARE

     The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Plan of Merger between the Company and Fundae Acquisition, a copy of which is attached hereto as Exhibit "A," and the Certificate of Incorporation of Fundae Acquisition (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of incorporation and the By-Laws of the Company (the "Florida Articles" and the "Florida By-Laws," respectively) and the By-Laws of Fundae Acquisition (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

PRINCIPAL  REASONS  FOR  REINCORPORATION

     The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of the Company's securities.

     The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Florida."

PRINCIPAL  FEATURES  OF  THE  REINCORPORATION

     The Reincorporation will be effected by the merger of the Company, a Florida corporation, with and into, Fundae Acquisition, a wholly-owned subsidiary of the Company that was incorporated on December 9, 1999 under the General Corporation Laws of the State of Delaware (the "Delaware GCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Florida, which filings will occur on the Effective Date or as soon as practicable thereafter. Following the Merger, Fundae Acquisition will be the surviving corporation and will operate under the name "Fundae Acquisition Corporation"

     On the Effective Date, (i) each outstanding share of Company Common Stock, $.0001 par value, shall be converted into 5 shares of Fundae Acquisition Common Stock, $.001 par value, except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional shares of Fundae Acquisition Common Stock that a holder of shares of Company Common stock would otherwise be entitled to receive upon exchange of his Company Common Stock will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of Fundae Acquisition Common Stock not convertible into a whole share of Fundae Acquisition Common Stock, and (iii) each outstanding share of Fundae Acquisition Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued Fundae Acquisition Stock.

     No certificates or scrip representing fractional shares of Fundae Acquisition Common Stock will be issued upon the surrender for exchange of Company Common Stock no dividend or distribution of Fundae Acquisition shall relate to any fractional share, and no fractional Fundae Acquisition Common
Stock interest will entitle the owner thereof to vote or to any right of a stockholder of Fundae Acquisition. In lieu thereof, the Exchange Agent will deliver to each holder otherwise entitled to a fractional share of Fundae
Acquisition  Common  Stock  the  next  highest  number of whole shares of Fundae
Acquisition  Common  Stock.

     At the Effective Date, Fundae Acquisition will be governed by the Delaware Certificate, the Delaware By-Laws and the Delaware GCL, which include a number of provisions that are not present in, the Florida Articles, the Florida By-Laws or the Florida Business Corporation Act (the "Florida BCA"). Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Delaware GCL that would limit the liability of directors to Fundae Acquisition and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the GCL of Delaware. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Fundae Acquisition. Accordingly, implementation of these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

     Upon consummation of the Merger, the daily business operations of Fundae Acquisition will continue as they are presently conducted by the Company, at the Company's principal executive offices at 222 Lakeview Avenue, Suite 160-146, West Palm Beach, Florida 33401. The authorized capital stock of Fundae Acquisition will consist of 50,000,000 shares of Fundae Acquisition Common
Stock, par value $.001 per share, and 10,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

     The New Board of Directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of Fundae Acquisition are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

     Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and Fundae Acquisition at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Fundae Acquisition Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

HOW  TO  EXCHANGE  COMPANY  CERTIFICATES  FOR  FUNDAE  ACQUISITION  CERTIFICATES

     Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for Fundae Acquisition Certificates. Upon surrender of a Company Certificate for cancellation to Fundae Acquisition, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Fundae Acquisition Certificate representing that number of whole shares of Fundae Acquisition Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered have been converted in the Merger and the Company Certificate so surrendered will be canceled.

     Because of the reincorporation in Delaware as a result of the Merger, holders of Company Common Stock are not required to exchange their Company Certificates for Fundae Acquisition Certificates. Dividends and other distributions declared after the Effective Date with respect to Fundae Acquisition Common Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Fundae Acquisition Common Stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Fundae Acquisition Common Stock, until such holder has surrendered the Company Certificate.

CAPITALIZATION

     The authorized capital of the Company, prior to the Effective Date, consisted of 50,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred StockThe authorized capital of Fundae Acquisition, which will be the authorized capital of Fundae Acquisition, presently consists of 50,000,000 shares of Fundae Acquisition Common Stock and 10,000,000 shares of Preferred
Stock. After the Merger (assuming no exercise of dissenters' rights), Fundae Acquisition will have outstanding approximately 7,000,000 shares of Fundae
Acquisition Common Stock and no shares of Preferred Stock. 2,500,000 shares will be reserved for issuance under the Stock Incentive Plan. Accordingly, the New Board of Directors will have available approximately 40,500,000 shares of Fundae Acquisition Common Stock, and 10,000,000 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

     The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Fundae Acquisition Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

     There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

     It should be recognized that the issuance of additional authorized Fundae Acquisition Common Stock (or Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Fundae Acquisition through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Fundae Acquisition Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

   SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY
                               THE REINCORPORATION

     CHANGE OF CORPORATE NAME. The Reincorporation will effect a change in the Company's name to "Fundae Acquisition Corporation" The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's present intention to merge with an operating business.

     LIMITATION OF LIABILITY. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Fundae Acquisition and its shareholders for monetary damages for breach of their fiduciary duties. The Florida Articles contains no similar provision. The
Board of Directors believes that such provision will better enable Fundae Acquisition to attract and retain as directors responsible individuals with the experience and background required to direct Fundae Acquisition's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

     At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

     The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability Of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Florida law.

     The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist Fundae Acquisition in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Fundae Acquisition, inasmuch as the Delaware Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Fundae Acquisition or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Fundae Acquisition's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorpora-tion, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, The Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Fundae Acquisition; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, The Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, The Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

     The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

     The Company has not received notice of any lawsuit or other proceeding to which The Delaware Certificate might apply. In addition, The Delaware Certificate is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which The Delaware Certificate might apply. The Board of Directors recognizes that The Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Fundae Acquisition and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that The Delaware Certificate is in the best interests of Fundae Acquisition and its stockholders, since it should enhance Fundae Acquisition's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that The Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

     The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Fundae Acquisition's could result in increased expense to Fundae Acquisition. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Fundae Acquisition's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broad-ening indemnification rights. Because The Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

     INDEMNIFICATION. As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Florida BCA also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

     In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

     The broad scope of indemnification now available under Delaware law will permit Fundae Acquisition to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Fundae Acquisition's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Fundae Acquisition with regard to the best interests of Fundae Acquisition and its stockholders.

     The Delaware Certificate is quite different from the Florida Articles and require indemnification of Fundae Acquisition's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Fundae Acquisition or is or was serving at the request of Fundae Acquisition as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Fundae Acquisition. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Fundae Acquisition if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Fundae
Acquisition. Under the Delaware Fundae Acquisition may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

     The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from Fundae Acquisition may bring suit against Fundae Acquisition to recover any and all amounts entitled to such person provided that such person has filed a written claim with Fundae Acquisition has failed to pay such claim within thirty days of receipt thereof. In addition, Fundae Acquisition authorize Fundae Acquisition to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

     The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

     Under Delaware law, as with Florida law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, Fundae Acquisition will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Florida Articles or expressly provided for under Florida or Delaware law.

     Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

     The Board of Directors recognizes that Fundae Acquisition may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of Fundae Acquisition may personally benefit from the indemnification provisions of Fundae Acquisition , the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

DEFENSES  AGAINST  HOSTILE  TAKEOVERS

     INTRODUCTION. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of Fundae Acquisition's Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to Fundae Acquisition's Certificate of Incorporation and By Laws. A copy of the Certificate of Incorporation is included as an exhibit to this Information Statement which should be reviewed for more detailed information and the By Laws are available upon request.

     In general, the anti-takeover provisions in Delaware law and Fundae Acquisition's Certificate of Incorporation are designed to minimize Fundae Acquisition's susceptibility to sudden acquisitions of control which have not been negotiated with and approved by Fundae Acquisition's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of Fundae Acquisition or a tender offer for all of Fundae Acquisition's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of Fundae Acquisition in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of Fundae Acquisition in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of Fundae Acquisition or tender offers for all or part of Fundae Acquisition's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of Fundae Acquisition's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

     AUTHORIZED SHARES OF CAPITAL STOCK. Fundae Acquisition's Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of Fundae Acquisition's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of Fundae Acquisition's stockholders. If the Board of Directors of Fundae Acquisition determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

OFFICERS  AND  DIRECTORS

     Upon the Effective Date the present officer and director of the Company will continue to be the officer and director of Fundae Acquisition. This will result in the following person holding the positions indicated below in Fundae Acquisition until Fundae Acquisition's next annual meeting or until his respective successor is elected and qualified:

            Name                      Age            Mailing Address
  -------------------------  ----------------------  ---------------

  A. Rene Dervaes, Jr.                61             170 South Country Road
     Director, President, Secretary                  Palm Beach, Florida 33480
        and Treasurer

     Mr. A. Rene Dervaes, Jr., 61 years old, has been a Director of the Company since December 1, 1998. Prior to that time he was the co-founder and then Chairman of the A.R. Dervaes Company, Inc. from 1961 to 1982, a 125 employee manufacturer and supplier of equipment to heavy industry. From 1982 to 1985 he was the President of Khonbu Industries, a designer and nationwide distributor of exclusive consumer products. From 1978 to 1986 he was the Chairman and CEO of Eagle Rock Corporation, an owner of and service provider for horse farms. From 1986 to 1990 he was the Chairman and CEO of Vantage Industries, an international marketing firm. From 1991 to the present Mr. Dervaes has served as the Chairman and CEO of Secured Retirement International, Inc., specializing in the design and marketing of proprietary U.S. Treasury and municipal bond mutual funds. Mr. Dervaes also co-invented a unique finance product that pays increasing distributions through a patented method for pooling and distributing bond income.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF FLORIDA AND DELAWARE

     Although it is impractical to compare all of the differences between the corporation laws of Florida and Delaware the following is a summary of certain significant differences between the provisions of Florida law applicable to the Company and those of Delaware law which will be applicable to Fundae Acquisition.

     DIVIDENDS. A Florida corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, Fundae Acquisition does not anticipate paying dividends in the foreseeable future.

     RIGHT TO INSPECT BOOKS AND RECORDS. Under Florida law, any shareholder upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy, made "in good faith and for a proper purpose," may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders that are directly connected with the shareholder's purpose. Under Delaware law, any stockholder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.

     INTERESTED DIRECTOR TRANSACTIONS. Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area. Under Florida law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of Fundae Acquisition, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under Florida law but could be approved by the New Board of Directors under Delaware law.

     SPECIAL MEETINGS OF SHAREHOLDERS. Under Florida law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. The Certificate of Incorporation of Fundae Acquisition, unlike the Company's By-Laws, provides that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person.

     SEQUESTRATION OF SHARES. Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Florida law has no comparable provision.

     CERTAIN ACTIONS. Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under Florida law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. Florida law requires that any action be commenced within two (2) years after the date of the distribution. Florida law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under Florida law a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law recovery of fees and expenses by a successful shareholder is governed by case law.

     TENDER OFFER AND BUSINESS COMBINATION STATUTES. Florida law regulates tender offers and business combinations involving Florida corporations as well as certain corporations incorporated outside Florida that conduct business in Florida. The Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

     Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

     Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder', (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

     Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection.

     DISSENTERS' RIGHTS. Under Florida laws shareholders may dissent from, and demand cash payment of the fair value of their shares in respect of, (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

     Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Stockholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System. Stockholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances, if stockholders are required under the merger or. consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash, in lieu of fractional shares, or any combination of the foregoing.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

     The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, Fundae Acquisition or the shareholders of the Company who receive Fundae Acquisition Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Fundae Acquisition Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into such shares of Fundae Acquisition Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the Fundae Acquisition Common Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such Fundae Acquisition Common Stock.

     The receipt of cash for any fractional shares of Fundae Acquisition Common Stock or pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company Common Stock will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A shareholder who receives cash in lieu of fractional shares or in exercise of dissenters rights will recognize gain of loss measured by the differences between the cash so received and such shareholder's adjusted tax basis in the shares of the Company Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company Common Stock are capital assets in the hands of such shareholders, and will be long-term capital gain or loss if such shareholder has held shares for more than six months.

     BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUALS CAPITAL GAIN OR LOSS SITUATION, SHAREHOLDERS CONTEMPLATING EXERCISING STATUTORY APPRAISAL RIGHTS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL
INCOME  TAX  CONSEQUENCES  OF  EXERCISING  SUCH RIGHTS.  STATE, LOCAL OR FOREIGN
INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS  OF  DISSENTING  SHAREHOLDERS

     Shareholders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Florida Business Corporation Act will have the right to be paid in cash the fair value of their Company Common Stock. Such fair value will be determined as of the close of business on December 8, 1999 the day before the Majority Holders approved the Reincorporation by written consent excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the authorization of it.

     In order to receive cash payment for his Company Common Stock, a dissenting shareholder must comply with the procedures specified by Sections 607.1302 to
607.1320 of the Florida BCA, which are attached as Exhibit C to this information Statement. Any shareholder considering exercising his dissenters' rights is urged to review Sections 607.1302 and 607.1320 carefully. The following summary of the principal provisions of Sections 607.1302 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of directors determines that in light of the potential liability of the Company that might result from the exercise of dissenters' rights, the Reincorporation would be impracticable, undesirable or not in the best interests of the Company's shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders.

     Any shareholder who wishes to dissent from the Reincorporation and receive a cash payment for his Company Common Stock, (a) must file with the Company, prior to the Effective Date, a written objection to the Reincorporation demanding payment for his Company Common Stock if the Reincorporation is consummated and setting forth his name, address and the number of shares of Company Common Stock held by him and (b) must not be one of the Majority Holders who consented to the Reincorporation.

     FAILURE TO FILE THE REQUIRED NOTICE OR DEMAND PRIOR TO THE EFFECTIVE DATE WILL NOT SATISFY THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS.

     COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT 222 LAKEVIEW AVENUE, SUITE 160-146, WEST PALM BEACH, FLORIDA 33401.

     Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Common Stock pursuant to Section 607.1320. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Common Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

     AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY COMMON STOCK, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY COMMON STOCKS FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTER'S RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

     Within 60 days after the Effective Date of the Reincorporation, Fundae Acquisition, as successor to the Company, will give written notice thereof to each dissenting shareholder who timely filed a demand and will make a written offer to each such shareholder to pay for his Company Common Stock at a specified price determined by the Company to be the fair value thereof. If, within 30 days after the Reincorporation, Fundae Acquisition and a dissenting shareholder agree upon the price to be paid for his Company Common Stock; Fundae Acquisition shall make such payment within 90 days following the effective date of the Reincorporation, upon surrender by such shareholder to Fundae Acquisition of the certificates representing his Company Common Stock. Upon payment, the dissenting shareholder shall cease to have any interest in the Company Common Stock.

     If Fundae Acquisition and any dissenting shareholder fail to agree upon the price to be paid for his Company Common Stock within the aforementioned 30-day period, then within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date the Reincorporation is effected, Fundae Acquisition shall, or at any time within such 60 day period Fundae Acquisition may, file an action in any court of general civil jurisdiction in the county in Florida where the registered office, of the Company is located, requesting that the fair value of such Company Common Stock be found and determined. If Fundae Acquisition fails to institute the proceeding within such 60-day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Company Common Stock, are required to be made parties to such a proceeding.

     In any such proceeding, the court, at Fundae Acquisition's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his Company Common Stock. If Fundae Acquisition does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Company Common Stock as of the day prior to the date the Majority Holders consented to the Reincorporation, excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the proposal to authorize it. The expenses of any such proceeding, as determined by the court, shall be assessed against Fundae Acquisition, except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing an offer by Fundae Acquisition.

     THE PROVISIONS OF SECTIONS 607.1302 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH
PROVISIONS  MAY  LEAD  TO  A  LOSS  OF  DISSENTERS  RIGHTS.


             THE FUNDAE ACQUISITION CORPORATION STOCK INCENTIVE PLAN

     The board of directors of Fundae Acquisition Corporation has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Fundae Acquisition, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Fundae Acquisition Corporation Stock Incentive Plan (the "Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to provide deferred stock incentives to certain key employees and directors of Fundae Acquisition and its subsidiaries who contribute significantly to the long-term performance and growth of Fundae Acquisition. The following description of the Stock Incentive Plan is qualified by the Stock Incentive Plan itself, attached hereto as Exhibit D.

GENERAL  PROVISIONS  OF  THE  STOCK  INCENTIVE  PLAN

     The Stock Incentive Plan will be administered by the New Board of Directors or a committee of the New Board of Directors duly authorized and given authority by the New Board of Directors to administer the Stock Incentive Plan (the New Board of Directors or such designated Committee as administrator of the Stock Incentive Plan shall be hereinafter referred to as the "Board"). The Board will have exclusive authority to administer the Stock Incentive Plan including without limitation, to select the employees to be granted awards under the Stock Incentive Plan, to determine the type, size and terms of the awards to be made, to determine the time when awards will be granted, and to prescribe the form of instruments evidencing awards made under the Stock Incentive Plan. The Board will be authorized to establish, amend and rescind any rules and regulations relating to the Stock Incentive Plan as may be necessary for efficient administration of the Stock Incentive Plan. Any Board action will require a majority vote of the members of the Board.

     Three types of awards are available under the Stock Incentive Plan: (i) nonqualified stock options or incentive stock, (ii) stock appreciation rights and (iii) restricted stock. An aggregate of 2,500,000 shares of Fundae Acquisition Common Stock may be issued pursuant to the Stock, subject to adjustment to prevent dilution dud to merger, consolidation, stock split or other recapitalization of Fundae Acquisition.

     The  Stock  Incentive  Plan  will  not  affect the right or power of Fundae
Acquisition or its stockholders to make or authorize any major corporate transaction such as a merger, dissolution or sale of assets. If Fundae Acquisition is dissolved liquidated or merged out of existence, each participant will be entitled to a benefit as though he became fully vested in all previous awards to him immediately prior to or concurrently with such dissolution, liquidation or merger. The Board may provide that an option or stock appreciation right will be fully exercisable, or that a share of restricted stock will be free of such restriction upon a change in control of Fundae Acquisition.

     The Stock Incentive Plan may be amended at any time and from time to time by the New Board of Directors but no amendment which increases the aggregate number of shares of Fundae Acquisition Common Stock that may be issued pursuant to the Stock Incentive Plan will be effective unless it is approved by the stockholders of Fundae Acquisition. The Stock Incentive Plan will terminate upon the earlier of the adoption of a resolution by the New Board of Directors terminating the Stock Incentive Plan, or ten years from the date of the Stock Incentive Plan's approval by the Majority Holders.

STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS

     Stock options are rights to purchase shares of Fundae Acquisition Common Stock. Stock appreciation rights are rights to receive, without payment to Fundae Acquisition, cash and/or shares of Fundae Acquisition Common Stock in lieu of the purchase of shares of Fundae Acquisition Common Stock under the stock option to which the stock appreciation right is attached. The Board may grant stock options in its discretion under the Stock Incentive Plan. The option price shall be determined by the Board at the time the option is granted and shall not be less than the par value of such shares.

     The Board will determine the number of shares of Fundae Acquisition Common Stock to be subject to any option awarded. The option will not be transferable by the recipient except by the laws of descent and distribution. The option period and date of exercise will be determined by the Board and may not exceed ten years. The option of any person who dies may be exercised by his executors, administrators, heirs or distributors if done so within one year after the date of that person's death with respect to any Fundae Acquisition Common Stock as to which the decedent could have exercised the option at the time of this death. Upon exercise of an option, the participant may pay for the Fundae Acquisition Common Stock so acquired in cash, with Fundae Acquisition Common Stock (the value of which will be the fair market value at the date of exercise), in a combination of both cash and Fundae Acquisition Common Stock, or, in the discretion of the Board, by promissory note. For purposes of determining the amount, if any, of the purchase price satisfied by payment with Fundae Acquisition Common Stock, fan market value in the mean between the highest and lowest sales price per share of the Fundae Acquisition Common Stock on a given day on the principal exchange upon which the stock trades or some other quotation source designated by the Board.

     The Board may, in its discretion, attach a stock appreciation right to an option awarded under the Stock Incentive Plan. A stock appreciation right in exercisable only to the extent that the option to which it is attached is exercisable. A stock appreciation right entitles the optionee to receive a payment equal to the appreciated value of each share of Fundae Acquisition Common Stock under option in lieu of exercising the option to which the right is attached. The appreciated value is the amount by which the fair market value of a share of Fundae Acquisition Common Stock exceeds the option exercise price for that share of Fundae Acquisition Common Stock. A holder of a stock appreciation right may receive cash, Fundae Acquisition Common Stock or a combination of both upon surrendering to Fundae Acquisition the unexercised option to which the stock appreciation right is attached. The Fundae Acquisition must elect its method of payment within fifteen business days after the receipt of written notice of an intention to exercise the stock appreciation fight.

     Any person granted an incentive stock option under the Stock Incentive Plan who makes a disposition, within the meaning of 425(c) of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder, of any shares of Fundae Acquisition Common Stock issued to him pursuant to his exercise of an option within two years from the date of the granting of such option or within one year after the date any shares are transferred to him pursuant to the exercise of the incentive stock option must within ten days of the disposition notify Fundae Acquisition and immediately deliver to Fundae
Acquisition  any  amount  of  federal  income  tax  withholding required by law.

     A person to whom a stock option or stock appreciation right is awarded will have no rights as a stockholder with respect to any shares of Fundae Acquisition Common Stock issuable pursuant to the stock option or stock appreciation rights until actual issuance of a stock certificate for the Fundae Acquisition Common Stock.

RESTRICTED  STOCK

     The Board may in its discretion award Fundae Acquisition Common Stock that is subject to certain restrictions on transferability. This restricted stock issued pursuant to the Stock Incentive Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by the laws of descent and distribution, for a period of time as determined by the Board, from the date on which the award is granted. The Fundae Acquisition will have the option to repurchase the shares of restricted Fundae Acquisition Common Stock at such price as the Board shall have fixed, in its sole discretion, when the award was made, which option will be exercisable at such times and upon the occurrence of such events as the Board shall establish when the restricted stock award is granted. The Fundae Acquisition may also exercise its option to repurchase the restricted Fundae Acquisition Common Stock if prior to the expiration of the restricted period, the participant has not paid to Fundae Acquisition amounts required to be withhold pursuant to federal, state or local income tax laws, Certificates for restricted stock will bear an appropriate legend referring to the restrictions. A holder of restricted stock may exercise all rights of ownership incident to such stock including the right to vote and receive dividends, subject to any limitations the Board may impose.

TAX  INFORMATION

     A recipient of an incentive stock option or a non-qualified stock option will not recognize income at the time of the grant of the option. On the exercise of a non-qualified stock option, the amount by which the fair market value of the Fundae Acquisition Common Stock on the date of exercise exceeds the option price will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by Fundae Acquisition. The disposition of Fundae Acquisition Common Stock acquired upon exercise of a non-qualified option will ordinarily result in capital gain or loss. In the case of officers who are subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the date for measuring the amount of ordinary income to be recognized upon the exercise of a non-qualified stock option will generally be six months after exercise rather than the date of exercise.

     On the exercise of an option that qualifies as an "incentive stock option" within the meaning of the Code, the holder will not recognize any income and Fundae Acquisition will not be entitled to a deduction for tax purposes. However, the difference between the exercise price and the fair market value of the Fundae Acquisition Common Stock received on the date of the exercise will be treated as an "item of tax preference" to the holder that may be subject to the alternative minimum tax. The disposition of Fundae Acquisition Common Stock acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss, however if the holder disposes of Fundae Acquisition Common Stock acquired upon the exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will recognize ordinary income, and Fundae Acquisition will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of Fundae Acquisition Common Stock on the date the option was exercised over the option price (or, in certain circumstances, the gain on sale, if less). Otherwise, Fundae Acquisition will not be entitled to any deduction for tax purposes upon disposition of such Fundae Acquisition Common Stock. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market of the Fundae Acquisition Common Stock on the date of exercise of the option will be capital gain.

     If an incentive option is exercised through the use of Fundae Acquisition Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned Fundae Acquisition Common Stock and thus no gain or loss will be recognized with respect to such Fundae Acquisition Common Stock upon exercise. However, if the previously owned Fundae Acquisition Common Stock was acquired by the exercise of an incentive stock option or other tax qualified stock option and the holding period requirements for the Fundae Acquisition Common Stock were not satisfied at the time the previously owned Fundae Acquisition Common Stock was used to exercise the incentive option, such use would constitute a disqualifying disposition of such previously owned Fundae Acquisition Common Stock resulting in the recognition of ordinary income (but, under proposed Treasury regulations, not any additional gain in capital gain) in the amount described above.

     The amount of any cash or the fair market value of any Fundae Acquisition Common Stock received upon the exercise of stock appreciation fights under the Stock Incentive Plan will be subject to ordinary income tax in the year of receipt and Fundae Acquisition will be entitled to a deduction for such amount. However, if the holder receives Fundae Acquisition Common Stock upon the exercise of stock appreciation rights and is then subject to the restrictions of
Section 16(b) of the Exchange Act; unless the holder elects otherwise, the amount of Ordinary income and deduction will be measured at the time such restrictions lapse.

     Generally, a grant of restricted stock under the Stock Incentive Plan will not result in taxable income to the employee or deduction to Fundae Acquisition in the year of the grant. The value of the Fundae Acquisition Common Stock will be taxable to the employee and compensation income in the years in which the restrictions on the Fundae Acquisition Common Stock lapse. Such value will be the fair market value of the Fundae Acquisition Common Stock on the dates the restrictions terminate, less any amount the recipient may have paid for the Fundae Acquisition Common Stock at the time of the issuance. An employee, however, may elect to treat the fair market value of the Fundae Acquisition Common Stock on the date of such grant (less restricted stock, provided the employee makes the election within thirty days after the date of the grant. If such an election is made and the employee later forfeits the Fundae Acquisition S hares to Fundae Acquisition, the employee will not be allowed to deduct at a later date the amount he had earlier included as compensation income. In any case, Fundae Acquisition will receive a deduction corresponding in amount and time to the amount of compensation included in the employee's income in the year in which that amount is so included.

VIEW  OF  THE  NEW  BOARD  OF  DIRECTORS

     The New Board of Directors views adoption of the Stock Incentive Plan as essential to attract and retain qualified persons as employees, officers and directors of Fundae Acquisition and to motivate such employees, officers and directors to exert their best efforts on behalf of Fundae Acquisition. Each of the directors of Fundae Acquisition will be eligible to receive awards under the Stock Incentive plan and may participate in the granting of such awards.


                    MARKET FOR THE CMERUN, INC. COMMON STOCK

     No shares of the Company's common stock have previously been registered with the Securities and Exchange Commission (the "Commission") or any state securities agency or authority. The Company intends to make application to the NASD for the Company's shares to be quoted on the OTC Bulletin Board. The application to the NASD will be made during the commission comment period for this Form 10-SB. The Company's application to the NASD will consist of current corporate information, financial statements and other documents as required by Rule 15c211 of the Securities Exchange Act of 1934, as amended. Inclusion on the OTC Bulletin Board permits price quotation for the Company's shares to be published by such service.

     The Company is not aware of any existing trading market for its common stock. The Company's common stock has never traded in a public market. There are no plans, proposals, arrangements or understandings with any person(s) with regard to the development of a trading market in any of the Company's securities.

     If and when the Company's common stock is traded in the over-the-counter market, most likely the shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

     The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or exempted from the definition by the Commission. If the Company's shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

     For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in the Company's common stock and may affect the ability of shareholders to sell their shares.

     As of January 15, 1999, there were 26 holders of record of the Company's common stock.

     As of the date hereof, the Company has issued and outstanding 1,400,000 shares of common stock. Of this total, 500,000 shares were originally issued in transactions more than three (3) years ago. Such shares may be sold or otherwise transferred without restriction pursuant to the terms of rule 144 ("Rule 144") of the Act. The remaining 900,000 shares were issued subject to Rule 144 and may not be sold and/or transferred without further registration under the Act or pursuant to an applicable exemption

DIVIDEND  POLICY

     The Company has not declared or paid cash dividends or made distributions in the past, and the Company does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. The Company currently intends to retain and reinvest future earnings, if any, to finance its operations.

PUBLIC  QUOTATION  OF  STOCK

     The Company has not as of this date, but intends to request J. Alexander Securities, 2999 NE 191st Street, Suite 408, Miami, FL, 33180, in the immediate future a broker-dealer, to act as a market maker for the Company's securities. Thus far, the Company has not requested J. Alexander Securities to submit the Company's Form 10-SB to the National Association of Securities Dealers and to serve as a market maker for the Company's Common Stock. The Company anticipates that other market makers may be requested to participate at a later date. The Company will not use consultants to obtain market makers. There have been no preliminary discussions between the Company, or anyone acting on its behalf, and any market maker regarding the future trading market for the Company. It is anticipated that the market maker will be contacted prior to an acquisition or merger and only by management of the Company.


                                  MISCELLANEOUS

     The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Common Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company by writing to it at the following address: 222 Lakeview Avenue, Suite 160-146, West Palm Beach, Florida 33401.

                                 EXHIBITS INDEX


     A.     PLAN  AND  AGREEMENT  OF  MERGER


     B.     DELAWARE  CERTIFICATE  OF  INCORPORATION


     C.     FLORIDA  STATUTES


     D.     STOCK  INCENTIVE  PLAN


     E.     ANNUAL  REPORT  ON  FORM  10-K


     F.     CURRENT  REPORT  ON  FORM  8-K


     G.     LETTER  OF  TRANSMITTAL

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of December 9, 1999, is made and entered into by and between cmerun, inc., a Florida corporation ("Company") and Fundae Acquisition Corporation, a Delaware corporation ("Fundae Acquisition").

                              W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Company is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, Fundae Acquisition is a wholly-owned subsidiary corporation of the Company, having been incorporated on December 9, 1999; and

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into Fundae Acquisition (the "merger") upon the terms and conditions hereinafter set forth.

                                    ARTICLE I

                                     Merger

     On  December  13,  1999  as  soon as practicable thereafter (the "Effective
Date"); the Company shall be merged into Fundae Acquisition, the separate existence of the Company shall cease and Fundae Acquisition (following the Merger referred to as "Fundae Acquisition") shall continue to exist under the name of "Fundae Acquisition Corporation," by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of Fundae Acquisition in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.

                                   ARTICLE II

               Certificate of Incorporation of Fundae Acquisition

     The Certificate of Incorporation of Fundae Acquisition Corporation shall be the Certificate of Incorporation of Fundae Acquisition as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                   ARTICLE III

                          By-Laws of Fundae Acquisition

     The By-Laws of Fundae Acquisition shall be the By-Laws of Fundae Acquisition as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV

              Effect of Merger on Stock of Constituent Corporation

     4.01 On the Effective Date, (i) each outstanding share of Company common stock, $.0001 par value ("Company Common Stock") shall be converted into 5 shares of Fundae Acquisition common stock, $.001 par value, ("Fundae Acquisition Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional Fundae Acquisition Common Stock interests to which a holder of Company Common Stock would be entitled will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of Fundae Acquisition Common Stock and (iii) each outstanding share of Company Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued Fundae Acquisition Common Stock.

     4.02 All options and rights to acquire Company Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of Fundae Acquisition Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional Fundae Acquisition Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of Fundae Acquisition Common Stock shall be the option price per share of Company Common Stock in affect prior to the Effective Date. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by Fundae Acquisition unless and until amended or terminated in accordance with their respective terms.

     4.03  (a)  The  Company  shall  act  as  exchange  agent  in  the  Merger.

     (b) Prior to, or as soon as practicable, after the Effective Date, Fundae Acquisition shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Fundae Acquisition Common Stock. Upon surrender of a Company Certificate for cancellation to Fundae Acquisition, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph
(f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of Fundae Acquisition Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article IV; and the Company Certificate so surrendered shall forthwith be canceled.

     (c) No dividends or other distributions declared after the Effective Date with respect to Fundae Acquisition Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to Fundae Acquisition Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of Fundae Acquisition Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to Fundae Acquisition Common Stock represented by such Company Certificate.

     (d) If any stock certificate representing Fundae Acquisition Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of Fundae Acquisition that such tax has been paid or is not applicable.

     (a) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the "Fundae Acquisition" they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing Fundae Acquisition Common Stock and, as appropriate, cash as provided in this Article IV.

     (f) No certificates or scrip representing fractional Fundae Acquisition Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of Fundae Acquisition shall relate to any fractional Fundae Acquisition Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of Fundae Acquisition. In lieu thereof, Fundae Acquisition shall pay to each holder of Company Common Stock convertible into a fractional interest in Fundae Acquisition Common Stock the Cancellation Price.

                                    ARTICLE V

  Corporate Existence, Fundae Acquisition and Liabilities of Fundae Acquisition

     5.01 On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into Fundae Acquisition, Fundae Acquisition, in accordance with the provisions of this Agreement. Thereafter, Fundae Acquisition shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and Fundae Acquisition, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in Fundae Acquisition; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of Fundae Acquisition, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and Fundae Acquisition or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to Fundae Acquisition, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as Fundae Acquisition may deem necessary or desirable in order to vest in and confirm to Fundae Acquisition title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI

                  Officers and Directors of Fundae Acquisition

     6.01 Upon the Effective Date, the officers and directors of Fundae Acquisition shall be officers and directors of Fundae Acquisition in office at such date, and such persons shall hold office in accordance with the By-Laws of Fundae Acquisition or until their respective successors shall have been appointed or elected.

     6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of Fundae Acquisition, such vacancy shall be filled in the manner provided by its By-Laws.

                                   ARTICLE VII

               Approval by Shareholders; Amendment; Effective Date

     7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.02 The Board of Directors of the Company and Fundae Acquisition may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of Fundae Acquisition, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

                                  ARTICLE VIII

                              Termination of Merger

     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and Fundae Acquisition.

                                   ARTICLE IX

                                  Miscellaneous

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

CMERUN,  INC.
A  FLORIDA  CORPORATION



By:  /s/A.  Rene  Dervaes,  Jr.
   ----------------------------
       A.  Rene  Dervaes,  Jr.,  President


FUNDAE  ACQUISITION  CORPORATION
A  DELAWARE  CORPORATION



By:  /s/A.  Rene  Dervaes,  Jr.
   ----------------------------
       A.  Rene  Dervaes,  Jr.,  President

                                    EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                         FUNDAE ACQUISITION CORPORATION



                                    ARTICLE I
                                      Name

     The name of the corporation is Fundae Acquisition Corporation (the "Corporation").
        ----


                                   ARTICLE II
                     Registered Office and Registered Agent

     The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.


                                   ARTICLE III
                                Corporate Purpose

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").
                            -------------------------


                                   ARTICLE IV
                                  Capital Stock

     The total number of shares of all classes of stock that the Corporation shall have authority to issue is 60,000,000, of which 50,000,000 shall be shares of Common Stock, par value $0.001 per share, and 10,000,000 shall be shares of Preferred Stock, par value $0.001.


                                    ARTICLE V
                                    Directors

     (1) Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the By-laws of the Corporation.

     (2) To the fullest extent permitted by the General Corporation Law as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.


                                   ARTICLE VI
                Indemnification of Directors, Officers and Others

     (1) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent,
                                              ---- ----------
shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (2) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (3) To the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (1) and (2) of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (4) Any indemnification under Sections (1) and (2) of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections
(1) and (2). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (c) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

     (5) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article VI. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

     (6) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

     (8) For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (9) For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

     (10) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                   ARTICLE VII
                                     By-Laws

     The directors of the Corporation shall have the power to adopt, amend or repeal by-laws.


                                  ARTICLE VIII
                                 Reorganization

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.


                                   ARTICLE IX
                                    Amendment

     The Corporation reserves the right to amend, alter, change or repeal any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred on stockholders in this Certificate of Incorporation are subject to this reservation.


                                    ARTICLE X
                                  Incorporator

     The  name  and  mailing  address  of  the  sole incorporator is as follows:


Name                                  Mailing Address
----------------------------------  -------------------
Danyel Owens                        Sonfield & Sonfield
                                    770 South Post Oak Lane, Suite 435
                                    Houston, Texas 77056

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 9th day of December, 1999.



                              /s/Danyel  Owens
                              ----------------
                              Danyel  Owens

                                    EXHIBIT C

                                FLORIDA STATUTES


607.1301.     DISSENTERS'  RIGHTS;  DEFINITIONS

The  following  definitions  apply  to  ss.  607.1302  and  607.1320:

          (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

          (2) "Fair value" with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

          (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.


607.1302.     RIGHT  OF  SHAREHOLDERS  TO  DISSENT

     (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party:

               1.     If  the  shareholder is entitled to vote on the merger, or

               2. If the corporation is a subsidiary that is merged with its parent under s. 507.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

          (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

          (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

          (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

          (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

               1. Altering or abolishing any preemptive rights attached to any of his shares;

               2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

               3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

               4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

               5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

               6. Reducing the stated dividend preference of any of his preferred shares; or

               7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

          (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

     (2)     A  shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

     (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or held of record by not fewer than 2,000 shareholders.

     (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


607.1320.     PROCEDURE  FOR  EXERCISE  OF  DISSENTERS'  RIGHTS

     (1)(a)  If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

          1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

          2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

     (b)     If  proposed  corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

     (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in Writing to, the proposed action.

     (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

     (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

          (a)     Such  demand  is  withdrawn  as  provided  in  this  section;

          (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

          (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

          (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

     (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

          (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

          (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period. for the portion thereof during which it was in existence.

     (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

     (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

     (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

     (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                    EXHIBIT D

                         FUNDAE ACQUISITION CORPORATION

                              STOCK INCENTIVE PLAN


1.     PURPOSE

The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Fundae Acquisition Corporation (the "Company") and its stockholders by providing deferred stock incentives in addition to current compensation to certain key executives and certain directors of the Company and of its subsidiaries who contribute significantly to the long-term performance and growth of the Company and such subsidiaries. As used in this Plan, subsidiary includes parent of the Company and any subsidiary of the Company within the meaning of Sections 425(e) and (f) of the Internal Revenue Code of 1986, as amended ("Code"), respectively.

2.     ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or a committee of the Board of Directors duly authorized and given authority by the Board of Directors to administer the Plan (the Board of Directors or such duly authorized committee hereinafter referred to as the "Board"), as such is from time to time constituted.

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitation described herein) to select the employees to be granted Awards under the Plan, to determine the type, size and terms of the Awards to be made to each employee selected, to determine the time when Awards will be granted, and to prescribe the form of the instruments evidencing Awards made under the Plan. The Board shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the Manner and to the extent the Board deems desirable to carry it into effect. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number of any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be able for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.     PARTICIPATION

Subject to the provisions of the Plan, the Board shall have exclusive power to select the directors and officers and other key employees of the Company and its subsidiaries participating in the Plan to be granted Awards under the Plan.

4.     AWARDS  UNDER  THE  PLAN

     (a)     TYPE  OF  AWARDS.Awards  under  the Plan may be of three types: (i)
             -----------------
"Non-qualified  Stock  Options"  or  "Incentive  Stock  Options,"  (ii)  "Stock
Appreciation Rights" attached to Stock Options, or (iii) "Restricted Stock." Stock Options are rights to purchase shares of Common Stock of the Company having a par value of $.001 per share (the "Common Stock"). Stock Appreciation Rights are rights to receive, without payment to the Company, cash and/or shares of Common Stock in lieu of the purchase of shares of Common Stock under the Stock Option to which the Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 5. Restricted Stock is a share of Common Stock which is subject to the repurchase option and the other terms, conditions and restrictions described in Paragraph 6.

     (b)     MAXIMUM  NUMBER  OF  SHARES  THAT MAY BE ISSUED.There may be issued
             ------------------------------------------------
under the Plan (as Restricted Stock or pursuant to the exercise of Stock Options or Stock Appreciation Rights) an aggregate of not more than 2,500,000 shares of Common Stock, subject to adjustment as provided in Paragraph 8. In addition to Common Stock actually so issued, there shall be deemed to have been issued pursuant to the Plan (and therefore no longer available in connection with Awards) a number of shares equal to the aggregate of the number of shares of Common Stock under option in respect of which Stock Appreciation Rights granted pursuant to subparagraph 5(f) shall have been exercised minus the number of shares of Common Stock, if any, issued upon exercise of such Stock Appreciation Rights. Common Stock issued pursuant to the Plan may be either authorized but unissued shares or reacquired shares, or both. If any Common Stock issued as Restricted Stock shall be repurchased pursuant to the option described in Paragraph 6 below, or if any Common Stock issued under the Plan shall be reacquired pursuant to restrictions imposed at the time of issuance, such shares may again be issued under the Plan.

     (c)     RIGHTS  WITH  RESPECT  TO  COMMON  STOCK
             ----------------------------------------

          (i) An employee to whom an Award of Restricted Stock has been made shall have, after issuance to him of a certificate for the number of shares of Common Stock awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such shares of Common Stock as herein provided, ownership of such shares of Common Stock, including the right to vote the same and to receive dividends thereon, subject however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.

          (ii) An employee to whom an Award of Stock Option or Stock Appreciation Rights is made (and any person succeeding to such an employee's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Stock Option or Stock Appreciation Rights until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 8, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     (d)     EXERCISE  OF  OPTIONS  AND STOCK APPRECIATION RIGHTS: EXPIRATION OF
             -------------------------------------------------------------------
RESTRICTIONS  APPLICABLE  TO  RESTRICTED  STOCK.Options  and  Stock Appreciation
  ----------------------------------------------
Rights  shall be subject to such terms and conditions upon exercisability as the
  ---
Board may determine consistent with the provisions of this Plan. Repurchase and other restrictions applicable to Restricted Stock shall be such as are determined in the discretion of the Board consistent with the provisions of the Plan. The Board may determine to permit any Option granted hereunder to be exercisable immediately upon the date of grant or any time thereafter. The Board may determine to permit any Stock Appreciation Right granted hereunder to be exercisable not less than six months after the initial award of the Option containing, or the amendment or supplementation of any existing Option Agreement adding the Stock Appreciation Right; provided, however, that this limitation shall not apply in the event of death or disability. The Board may determine that there shall be no restrictions applicable to Restricted Stock awarded under the Plan.

5.     STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS

The Board may grant Stock Options (to which may but need not be attached Stock Appreciation Rights as specified in subparagraph 5(f). Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions, including but not limited to restrictions upon the Option or the shares of Common Stock issuable upon exercise thereof, as the Board, in its discretion, shall establish):

     (a) The Option price shall be determined by the Board at the time the Option is granted and shag not be less than the par value of such shares of Common stock.

     (b) The Board will determine the number of shares of Common Stock to be subject to each Option. The number of shares of Common Stock subject to an outstanding Option will be reduced on a share for share basis to the extent that shares of Common Stock under such Option are used to calculate the cash and/or shares of Common Stock received pursuant to exercise of a Stock Appreciation Right attached to such Option.

     (c) The Option shall not be transferable by the optionee otherwise than will or the laws of descent and distribution, and shall be exercisable during his lifetime only to him.

     (d) The Board will determine the conditions and terms governing the exercise of granted Options; provided, however that no Option shall be exercisable:

          (i) after the expiration of ten years from the date it is granted and may be exercised during the period prior to its expiration only at such time or times as the Board may establish;

          (ii) unless payment in United States dollars by cash or check is made for the shares being acquired thereby in frill at the time of exercise, or at the option of the holder of such Option, in Common Stock theretofore owned by such holder (or any combination of cash and Common Stock).

For purposes of determining the amount, if any, of the purchase price satisfied by payment of Common Stock under clause (ii) above, such Common Stock shall be valued at its fair market value on the date of exercise. Fair market value means the fair market value of one share of Common Stock on the date in question, which is deemed to be the mean between the highest and lowest sales prices per share of Common Stock on any national stock exchange upon which Common Stock is listed, or if Common Stock is not listed on any national stock exchange, the mean between the highest closing bid and lowest closing asked prices for Common Stock as reported by the National Association of Securities Dealers NASDAQ System, or if not reported by such system, the mean between the closing bid and asked prices as quoted by such quotation source as shall be designated by the Board on that date. If there shall have been no sale on the date in question, fair market value shall be determined by reference the last preceding date on which such a sale or sales were so reported. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. The Board may, in its discretion and to the extent permitted by the laws of the State of Delaware determine to permit the holder of an Option to satisfy the purchase price of the shares as to which an Option is exercised by delivery of the Option holder's promissory note, such note to be subject to such terms and conditions as the Board may determine. The Board may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to cause the Company to lend to be holder of an Option, funds on such terms and conditions as the Board may determine to be appropriate, sufficient for the holder of an Option to pay the purchase price of the shares as to which an Option is to be exercised.

     (e) If any person to whom an Option has been granted shall die holding an Option which has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) hereon, exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death.

(f) If the Board, in its discretion, so determines, there may be attached to the Option a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board shall impose, including the following.

          (i) A Stock Appreciation Right may be exercised only to the extent that the option to which it is attached is at the time exercisable. However, if the option to which the Stock Appreciation Right is attached is exercisable and if the optionee is at the relevant time an officer or director of the Company who is required to file reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") ("Covered Participant") - the Stock Appreciation Right may, subject to the approval of the Board, be exercised, under such terms and conditions as may be specified by the Board;

          (ii) A Stock Appreciation Right shall entitle the optionee (or any person entitled to act under the provisions of subparagraph 5(e) hereon to surrender unexercised the Option to which the Stock Appreciation Right is attached (or any portion of such Option) to the Company and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate value equal to (or, in the discretion of the Board, less than) the excess of the value of one share over the option price per share times the number of shares subject to the option, or portion thereof, which is so surrendered. The Company shall be entitled to elect to settle its obligation arising out of the exercise of a Stock Appreciation Right, by the payment of cash equal to the aggregate value of the shares it would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares of Common Stock. Any such election shall be made within 15 business days after the receipt by the Board of written notice of the exercise of the Stock Appreciation Right. The value of a share of Common Stock for this purpose shall be the fair market value thereon on the last business day next preceding the date of the election to exercise the Stock Appreciation Right;

          (iii) No fractional shares shall be delivered under this subparagraph 5(f) but in lieu thereof a cash adjustment shall be made.

     (g) The Option agreement evidencing any incentive stock option granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 425(c) of the code and the regulations promulgated thereunder, of any share or shares of Common Stock issued to him pursuant to his exercise of an Option granted under this Plan within the two-year period commencing on the day after the date of the granting of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

6.     RESTRICTED  STOCK

Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Board shall prescribe form time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions as the Board, in its discretion, shall establish):

     (a) The Board shall determine the number of shares of Common Stock to be issued to a participant pursuant to the Award.

     (b) Shares of Common Stock issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Board shall have fixed, in its sole discretion, when the Award was made, which option will be exercisable at such times and upon the occurrence of such events as the Board shall establish when the Award is granted or if, on or prior to the expiration of the Restricted Period or the earlier lapse of the Option, the participant has not paid to the Company an amount equal to any Federal, State or local income or other taxes which the Company determines is required to be withheld in respect of such shares. Such option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Board when the Award is made. Certificates for shares of Common Stock issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the foregoing Option and other restrictions and to the fact that the shares are partly paid. Any attempt to dispose of any such shares of Common Stock in contravention of the foregoing Option and other restrictions shall be null and void and without effect. If shares of Common Stock issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the Option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares of Common Stock awarded to the participant, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company. If the Option described above is not exercised by the company during such period as is specified by the Board when the Award is made, such Option and the restrictions imposed pursuant to the first sentence of this subparagraph 6(b) shall terminate and be of no further force and effect.

7. STOCK DIVIDENDS, STOCK SPLITS, REORGANIZATIONS AND CERTAIN OTHER CORPORATION TRANSACTIONS

     (a)     EXERCISE OR CORPORATE POWERS.The existence of outstanding awards of
             -----------------------------
Options, Stock Appreciation Rights or Restricted Stock shall not effect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures preferred or prior preference stocks ahead of or affecting the Company's shares of Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(b)     RECAPITALIZATION  OF  THE  COMPANY.If,  while  there  are Options, Stock
        -----------------------------------
Appreciation Rights or Restricted Stock outstanding, the Company shall effect any subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of shares or recapitalization or other increase or reduction in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number of shares of Common Stock available under the Plan and the number of Options, Stock Appreciation Rights or Restricted Stock which may thereafter be exercised shall (i) in the event of an increase in the number of shares outstanding, be proportionately increased and the fair market value of the Options, Stock Appreciation Rights or Restricted Stock awarded as of the date of the award shall be proportionately reduced; and
(ii) in the event of a reduction in the number of shares outstanding, be proportionately reduced, and the fair market value of the Options, Stock Appreciation Rights or Restricted Stock awarded as of the date of the Award shall be proportionately increased.

     (c)     REORGANIZATION  OF  THE  COMPANY.If  the Company is reorganized, or
             ---------------------------------
merged or consolidated or a party to a plan of exchange with another corporation pursuant to which reorganization, member, consolidation or plan of exchange stockholders of the Company receive any shares of Common Stock or other securities, or if the Company shall distribute securities of another corporation to its stockholders, each Participant shall be entitled to receive in lieu of the number of unexercised Options, Stock Appreciation Rights at the date of award, to which such holder would have been entitled pursuant to the terms of the agreement of merger of consolidation, if immediately prior to such merger or consolidation such holder had been the holder of record of a number of shares of Common Stock equal to the number of the unexercised Options or Stock
Appreciation Rights previously awarded to him, and Restricted Stock shall be treated the same as unrestricted outstanding shares of Common Stock; provided, that, anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation of the Company where it is not the surviving corporation, each Participant shall be entitled to a benefit as though he had become fully vested in all Options, Stock Appreciation Rights and Restricted Stock previously awarded to him and then outstanding under this Plan, and had terminated employment with the Company immediately prior to or concurrently with such dissolution or liquidation or merger or consolidation.

     (d)     ISSUE  OF  COMMON  STOCK  BY  THE  COMPANY.Except  as  hereinabove
             -------------------------------------------
expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or fair market value of, any Options or Stock Appreciation Rights then outstanding under previous awards but holders of Restricted Stock shall be treated the same as the holders of outstanding unrestricted shares of Common Stock

(e)     CHANGE IN CONTROL.The Board may, in its sole discretion, provide that an
        ------------------
Option or Stock Appreciation Right shall become fully exercisable or that a share of Restricted Stock shall be free of any restrictions upon a Change in Control of the Company (as defined in the next sentence). "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or Item 1 of Form 8-K promulgated under the Exchange Act; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board of Directors consists of individuals who were not members of the Board of Directors two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

8.     DESIGNATION  OF  BENEFICIARY  BY  PARTICIPANT

A participant may name a beneficiary to receive any payment to which he may be entitled in respect of Awards under the Plan in the event of his death, on a form to be provided by the Board. A participant may change his beneficiary from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to a participant's beneficiary, such payment will be made to the participant's executors or administrators, and the term "beneficiary" as used in the Plan shall include such person or persons.

9.     TAXES

     (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options or Stock Appreciation Rights or Restricted Stock granted under this Plan.

     (b) Notwithstanding the terms of subparagraph 9(a), any participant may pay all or any portion of the taxes required or allowed to be withheld by the Company if paid to him in connection with the exercise of an Option, Stock Appreciation Right or vesting of any Award of Restricted Stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with subparagraph 5(d), equal to the amount required to be withheld or paid. A Participant must take the foregoing election on or before the date (bat the amount of tax to be withheld is determined ("Tax Date"). Such elections are irrevocable and subject to disapproval by the Board. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of the Award, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period (as defined herein). Where the Tax Date in respect of an Award is deferred until after exercise or expiration of restrictions and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the Option or exercise of the Stock Appreciation Right or expiration of restrictions of the Restricted Stock, as the case may be, but the Covered Participant shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date. As used herein, Window Period means the period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release.

10.     MISCELLANEOUS  PROVISIONS

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

(b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death), including but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and not such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

     (c) No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws.

     (d)     The  expenses  of  the  Plan  shall  be  home  by  the  Company.

     (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund to make any other segregation of assets to assure the payment of any Award under the Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors.

By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Board.

11.     AMENDMENT  OR  DISCONTINUANCE

The Plan may be amended at any time and from time to time by the Board of Directors but no amendment which increases the aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the stockholders of the, Company. No amendment of the Plan shall adversely affect any right of any participant with respect to any Award theretofore granted without such participant's written consent.

12.     TERMINATION

This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board of Directors terminating the Plan; or

     (b)     ten  years  from  the  date  hereof

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

13.     STOCKHOLDER  ADOPTION

The  Plan  was  adopted  by the stockholders of the Company on December 9, 1999.
The Plan shall not be effective and any Award made hereunder shall be void and of no effect if the Plan is not so approved. The stockholders shall be deemed to have approved the Plan only if it is approved at a meeting of the stockholders duly held on or before that date by vote or by written consent in the manner required by the laws of the State of Delaware.

                                    EXHIIBT E


                         QUARTERLY REPORT ON FORM 10-QSB


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     FOR  THE  QUARTER  ENDED  JUNE  30,  1999

     COMMISSION  FILE  NO.   0-25359
                          ----------


                               FUNDAE CORPORATION
          ------------------------------------------------------------
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


     FLORIDA                                                    65-0877745
------------------------------------                    -----------------------
(STATE  OR  OTHER  JURISDICTION  OF                    (I.R.S.EMPLOYER
INCORPORATION  OR  ORGANIZATION)                    IDENTIFICATION  NO.)

222  LAKEVIEW  AVENUE,  SUITE  160-146
WEST  PALM  BEACH,  FL                                             33401
------------------------------------------              -----------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                   (ZIP  CODE)

ISSUER'S  TELEPHONE  NUMBER:  (561)  832-5698

SECURITIES  TO  BE  REGISTERED  UNDER  SECTION  12(B)  OF  THE  ACT:

TITLE  OF  EACH  CLASS                    NAME  OF  EACH  EXCHANGE
     ON  WHICH  REGISTERED

NONE                                   NONE
----------------------------   -----------------------------

SECURITIES  TO  BE  REGISTERED  UNDER  SECTION  12(G)  OF  THE  ACT:


                    COMMON STOCK, $.0001 PAR VALUE PER SHARE
            --------------------------------------------------------
                                (TITLE OF CLASS)

                        COPIES OF COMMUNICATIONS SENT TO:


                               DONALD F. MINTMIRE
                              MINTMIRE & ASSOCIATES
                          265 SUNRISE AVENUE, SUITE 204
                              PALM BEACH, FL 33480
                    TEL: (561) 832-5696 - FAX: (561) 659-5371

     Indicate by Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90
days.  Yes  X     No  __
            -

     As of June 30, 1999, there are 1,400,000 shares of voting stock of the registrant issued and outstanding.

                                     PART I

Item  1.     Financial  Statements




                               FUNDAE CORPORATION



TABLE  OF  CONTENTS




Balance Sheet . . . . . . . . . . . . . . . . .  F-1

Statement of Operations and Accumulated Deficit  F-2

Statement of Cash Flows . . . . . . . . . . . .  F-3

Notes to Financial Statements . . . . . . . . .  F-4 - 5

                               FUNDAE CORPORATION
                          (A Development Stage Company)

                                 BALANCE  SHEET




June 30,. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1999
-----------------------------------------------------------------  ---------


ASSETS
-----------------------------------------------------------------

CURRENT ASSETS:
-----------------------------------------------------------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 16,000
-----------------------------------------------------------------  ---------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . . . . . .    16,000
-----------------------------------------------------------------  ---------

                                                                   $ 16,000
                                                                   ---------


LIABILITIES
-----------------------------------------------------------------

CURRENT LIABILITIES:
-----------------------------------------------------------------
  Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . .  $  2,737
-----------------------------------------------------------------  ---------

TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . . . . . . .     2,737
-----------------------------------------------------------------  ---------

                                                                      2,737
                                                                   ---------


STOCKHOLDERS' EQUITY
-----------------------------------------------------------------

  Common stock - $.0001 par value - 50,000,000 shares authorized
-----------------------------------------------------------------
        1,400,000 shares issued and outstanding . . . . . . . . .       140
-----------------------------------------------------------------  ---------
  Preferred stock - No par value - 10,000,000 shares authorized
-----------------------------------------------------------------
        No shares issued or outstanding . . . . . . . . . . . . .         -
-----------------------------------------------------------------  ---------
  Additional paid-in-capital. . . . . . . . . . . . . . . . . . .    33,360
-----------------------------------------------------------------  ---------
  Accumulated (deficit) . . . . . . . . . . . . . . . . . . . . .   (20,237)
-----------------------------------------------------------------  ---------

TOTAL STOCKHOLDERS' EQUITY. . . . . . . . . . . . . . . . . . . .    13,263
-----------------------------------------------------------------  ---------

                                                                   $ 16,000
                                                                   ---------

                               FUNDAE CORPORATION
                          (A Development Stage Company)

            STATEMENT  OF  OPERATIONS  AND  ACCUMULATED  DEFICIT




For the seven months ended June 30, .      1999
-------------------------------------  ---------

REVENUES. . . . . . . . . . . . . . .  $      -
-------------------------------------  ---------


OPERATING EXPENSES:
-------------------------------------
  Professional fees . . . . . . . . .     5,500
-------------------------------------  ---------
  Taxes and licenses. . . . . . . . .     1,237   6,737
-------------------------------------  ---------  -----

LOSS BEFORE INCOME TAXES. . . . . . .    (6,737)
-------------------------------------  ---------
Income  taxes . . . . . . . . . . . .         -
-------------------------------------  ---------

NET LOSS. . . . . . . . . . . . . . .    (6,737)
-------------------------------------  ---------

ACCUMULATED DEFICIT - JANUARY 1, 1999   (13,500)
-------------------------------------  ---------

ACCUMULATED DEFICIT - JUNE 30, 1999 .  $(20,237)
-------------------------------------  ---------

NET LOSS PER SHARE. . . . . . . . . .  $ (0.005)
-------------------------------------  ---------



                               FUNDAE CORPORATION
                          (A Development Stage Company)

                          STATEMENT  OF  CASH  FLOWS




For the seven months ended June 30, . . . . . .     1999
-----------------------------------------------  --------

OPERATING ACTIVITIES:
-----------------------------------------------
  Net loss. . . . . . . . . . . . . . . . . . .  $(6,737)
-----------------------------------------------  --------
  Adjustments to reconcile net loss to net cash
-----------------------------------------------
    used by operating activities:
-----------------------------------------------
      Increase (decrease) in:
-----------------------------------------------
        Accrued expenses. . . . . . . . . . . .    6,737
-----------------------------------------------  --------


Net cash used by operating activities . . . . .   (4,000)
-----------------------------------------------  --------

FINANCING ACTIVITIES:
-----------------------------------------------
  Issuance of Common Stock. . . . . . . . . . .   20,000
-----------------------------------------------  --------

Net cash provided by financing activities . . .   20,000
-----------------------------------------------  --------

Net increase in cash. . . . . . . . . . . . . .   16,000
-----------------------------------------------  --------

Cash - June 30, 1999. . . . . . . . . . . . . .  $16,000
-----------------------------------------------  --------


FUNDAE  CORPORATION
NOTES  TO  FINANCIAL  STATEMENTS

NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:
-----------------------------------------------------------

ORGANIZATION
------------

Fundae Corporation (a development stage company) is a Florida Corporation organized March 16, 1995 to sell chocolate malts, flavorings and related products. The Company failed in its attempt to implement its initial business plan and during June 1996 abandoned its efforts. The Company had no operations for the period prior to June 1996. The Company was inactive and there were no transactions from June 1996 to the date of reinstatement by the State of Florida on December 1, 1998 that affect the balances reflected in the financial statements as of December 1, 1998.

The Company has a new business plan, which was adopted on or about December 1, 1998, which is to engage in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The assets of the Company will be used for its expenses of operation to implement this plan.

ACCOUNTING  METHOD
------------------

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year end.

START  -  UP  COSTS
-------------------

Start  -  up  and  organization  costs  are  being  expensed  as  incurred.

LOSS  PER  SHARE
----------------

The computation of loss per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

USE  OF  ESTIMATES
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

INTERIM  FINANCIAL  STATEMENTS
------------------------------

The June 30, 1999 interim financial statements include all adjustments, which in the opinion of management are necessary in order to make the financial statements not misleading.

FUNDAE  CORPORATION
NOTES  TO  FINANCIAL  STATEMENTS

NOTE  B  -  STOCKHOLDERS'  EQUITY:
----------------------------------

On March 16, 1995, the Company issued 500,000 shares of common stock, in lieu of cash, for the fair market value of services rendered by its initial officer - stockholder. On or about December 1, 1998, third parties purchased the shares from the initial officer - stockholder. On or about December 1, 1998, the Company issued 500,000 shares of its common stock to its sole officer in exchange for services valued at $12,500. Subsequently the same third parties purchased at $0.05 per share, 400,000 shares of the common stock of the Company in a private placement pursuant to Regulation D of the SEC. The $18,000 in professional fees includes the costs and expenses (including legal fees) associated with the preparation and filing of the registration statement. Included in professional fees are additional legal fees of $1,500 unrelated to the registration statement and $4,000 in auditing and accounting fees.

At June 30, 1999, the Company had authorized 50,000,000 shares of $.0001 par value common stock and had 1,400,000 shares of common stock issued and outstanding. In addition, the Company authorized 10,000,000 shares of preferred stock with the specific terms; conditions, limitations and preferences to be determined by the Board of Directors. None of the preferred stock is issued and outstanding.


NOTE  C  -  INCOME  TAXES:
--------------------------

The Company has a net operating loss carry forward of $19,237 that may be offset against future taxable income. If not used, the carry forward will expire in 2014.

The amount recorded as deferred tax assets as of June 30, 1999 is $19,237, which represents the amount of tax benefit of the loss carryforward. The Company has established a valuation allowance against this deferred tax asset, as the Company has no history of profitable operations.


NOTE  D  -  GOING  CONCERN:
---------------------------

The Company's financial statements are prepared using generally accepted accounting principles applied to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses from its inception through June 30, 1999. It has not established revenues sufficient to cover operating costs and to allow it to continue as a going concern. Management plans currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current Director of the Company is to fund required future filings under the 34 Act, and existing shareholders have expressed an interest in additional funding if necessary to continue the Company as a going concern.

ITEM  2.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION

GENERAL

     The Company is considered a development stage company with limited assets or capital, and with no operations or income since approximately 1995. The costs and expenses associated with the preparation and filing of the Company's registration statement and other operations of the Company have been paid for by a shareholder, specifically Mr. A. Rene Dervaes, Jr. It is anticipated that the Company will require only nominal capital to maintain the corporate viability of the Company and any additional needed funds will most likely be provided by the Company's existing shareholders or its officers and directors in the immediate future. However, unless the Company is able to facilitate an acquisition of or merger with an operating business or is able to obtain significant outside financing, there is substantial doubt about its ability to continue as a going concern.

     In the opinion of management, inflation has not and will not have a material effect on the operations of the Company until such time as the Company successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation on the Company as it relates to its business and operations following a successful acquisition or merger.

PLAN  OF  OPERATION

     During the next twelve months, the Company will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 to its Registration Statement on Form 10SB. Because the Company has limited funds, it may be necessary for the officers and directors to either advance funds to the Company or to accrue expenses until such time as a successful business consolidation can be made. Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, the Company's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. However, if the Company engages outside advisors or consultants in its search for business opportunities, it may be necessary for the Company to attempt to raise additional funds. As of the date hereof, the Company has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event the Company does need to raise capital most likely the only method available to the Company would be the private sale of its securities. Because of the nature of the Company as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that the Company will able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to the Company.

     The Company does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is convinced that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

     For the period from January 1, 1999 through June 30, 1999, the Company had no income from operations and operating expenses aggregating $6,737.

FINANCIAL  CONDITION,  CAPITAL  RESOURCES  AND  LIQUIDITY

     At June 30, 1999, the Company had assets totaling $16,000 and liabilities of $2,737 attributable to accrued expenses. In December 1998, it has received $20,000 in cash contributed as consideration for the issuance of shares of Common Stock. Mr. Dervaes owns of record and beneficially 500,000 shares representing approximately 35.7% of the outstanding shares of the Company's Common Stock.

     The Company has no potential capital resources from any outside sources at the current time. It is anticipated that the Company will require only nominal capital to maintain the corporate viability of the Company. Any additional capital needed will most likely be provided by the Company's existing shareholders or its officers and directors.

     The ability of the Company to continue as a going concern is dependent upon the availability of obtaining additional capital and financing from such shareholders and directors.

Net  Operating  Losses

     The Company has net operating loss carryforwards of $19,237 which expire in the years 2014. Until the Company's current operations begin to produce earnings, it is unclear whether the Company can utilize such carryforwards.

YEAR  2000  COMPLIANCE

     The Company is currently in the process of evaluating its information technology for Year 2000 compliance. The Company does not expect that the cost to modify its information technology infrastructure to be Year 2000 compliant will be material to its financial condition or results of operations. The Company does not anticipate any material disruption in its operations as a result of any failure by the Company to be in compliance.

FORWARD-LOOKING  STATEMENTS

     This Form 10-QSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Form 10-QSB which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results or developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, general economic market and business conditions; the business opportunities (or lack thereof) that may be presented to and pursued by the Company; changes in laws or regulation; and other factors, most of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Form 10-QSB are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.

                                     PART II

ITEM  1.  LEGAL  PROCEEDINGS.

     The Company knows of no legal proceedings to which it is a party or to which any of its property is the subject which are pending, threatened or contemplated or any unsatisfied judgments against the Company.

ITEM  2.     CHANGES  IN  SECURITIES  AND  USE  OF  PROCEEDS

     None

ITEM  3.     DEFAULTS  IN  SENIOR  SECURITIES

     None

ITEM  4.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS.

     No matter was submitted during the quarter ending June 30, 1999, covered by this report to a vote of the Company's shareholders, through the solicitation of proxies or otherwise.

ITEM  5.     OTHER  INFORMATION

     None

ITEM  6.     EXHIBITS  AND  REPORTS  ON  FORM  8-K

     (a) The exhibits required to be filed herewith by Item 601 of Regulation S-B, as described in the following index of exhibits, are incorporated herein by reference, as follows:

Exhibit  No.          Description
------------          -----------
3(i).1               Articles  of  Incorporation  filed  March  16,  1995  (1)

3(i).2               Articles  of  Amendment  filed  January  20,  1999  (1)

3(ii).1              By-laws  (1)

27                   Financial  Data  Schedule*

________________

(1) Incorporated herein by reference to the Company's Registration Statement on Form 10-SB.

*     Filed  herewith

     (b) No Reports on Form 8-K were filed during the quarter ended June 30, 1999.

                                   SIGNATURES


     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Fundae  Corporation


Date:  August  __,  1999                         BY:  /s/  A.  RENE  DERVAES
                                                    ------------------------
                                         A.  Rene  Dervaes,  Jr.  President
                                             And  Chief  Financial  Officer

                                    EXHIBIT F

                           CURRENT REPORT ON FORM 8-K




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 2, 1999


                                  CMERUN, INC.
                          (FORMERLY FUNDAE CORPORATION)
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
    (State  or  other  jurisdiction  of  incorporation  or  organization)


                    0-25359                           65-0877745
         (Commission File Number)  (IRS Employer Identification Number)



                       222 LAKEVIEW AVENUE, SUITE 160-146
                         WEST PALM BEACH, FLORIDA 33401
                    (Address of principal executive offices)

                                 (561) 832-5698
              (Registrant's telephone number, including area code)

------
ITEM  5.  OTHER  EVENTS
-----------------------

     Management of cmerun, inc. (formerly Fundae Corporation) (the "Company") is in discussions with C Me Run (Alberta), Ltd. and C Me Run Corp. about a potential business combination and no written agreement has been executed and management is unable to predict when an agreement will be executed, if ever. C Me Run (Alberta), Ltd. and C Me Run Corp. are technology infrastructure service and consulting firms based in Belleview, Washington. In anticipation of a possible business combination, the Company changed its name to cmerun, inc. effective December 2, 1999.








                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     CMERUN,  INC.



     By:/s/A.  Rene  Dervaes,  Jr.
        --------------------------
           A.  Rene  Dervaes,  Jr.,  President


Date:  December  9,  1999

                                     ------
                                    EXHIBIT G

                              LETTER OF TRANSMITTAL
                              ---------------------

                     TO ACCOMPANY CERTIFICATES REPRESENTING
                            SHARES OF COMMON STOCK OF

                                  CMERUN, INC.
                             (A FLORIDA CORPORATION)

           CONVERTED INTO A RIGHT TO RECEIVE SHARES OF COMMON STOCK OF

                         FUNDAE ACQUISITION CORPORATION
                            (A DELAWARE CORPORATION)

          PURSUANT TO THE REINCORPORATION, NAME CHANGE AND REDUCTION IN
                          COMMON STOCK OF CMERUN, INC.

                SURRENDER CERTIFICATES FOR SHARES OF COMMON STOCK
                               OF CMERUN, INC. TO:

                      ____________________________________



By Mail:                                    By Hand:
222 Lakeview Avenue, Suite 160-146 . . . .  222 Lakeview Avenue, Suite 160-146
West Palm Beach, Florida 33401 . . . . . .  West Palm Beach, Florida 33401
Attention: A. Rene Dervaes, Jr., President  Attention: A. Rene Dervaes, Jr., President



                             For  information  call:
                                 (561) 832-5698

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If Company Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.



DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
------------------------------------------------
Name(s) and Address(es) of                        Company Certificate(s) Enclosed
Registered Owner(s)                                      (Attach additional
(Please fill in, if blank)                               list if necessary)
------------------------------------------------
        Total Number
        of Shares
      Company Certificate. . . . . . . . . . . .  Represented by
      Number(s). . . . . . . . . . . . . . . . .  Company Certificate(s)




         Total Shares:____________________



                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

     The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, par value $.0001 per share of cmerun, inc. (the "Company Common Stock"), for cancellation in exchange for shares of common stock, par value $.001 ("Fundae Acquisition Common Stock"), of Fundae Acquisition Corporation ("Fundae Acquisition") at the exchange ratio of 5 share of Fundae Acquisition Common Stock for each share of Company Common Stock surrendered hereby, as well as the next highest whole share in lieu of any fractional shares of Fundae Acquisition Common Stock to which the undersigned would otherwise be entitled upon conversion of his Company Common Stock, pursuant to a merger of the Company into Fundae Acquisition (the
"Merger") effective December 13, 1999 (the "Effective Date"). The terms and conditions of the Merger are set forth in a Agreement and Plan of Merger dated December 9, 1999 by and between the Company and Fundae Acquisition (the "Plan of Merger"), which Plan of Merger has been approved by all holders of the Company Common Stock. The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

     The undersigned understands that a certificate representing Fundae Acquisition Common Stock and, if applicable, a check for any amount payable to the undersigned for canceled fractional share interests (less any amount required to be withheld pursuant to federal income tax law) will be sent by mail as soon as practicable following the receipt of the Company Common Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by Fundae Acquisition.

     Please issue and deliver the certificate representing the number of shares of Fundae Acquisition Common Stock to which the undersigned is entitled in exchange for the Company Common Stock surrendered pursuant to this Letter of Transmittal and, if applicable, the check in payment of any canceled fractional interests to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.

SPECIAL  REGISTRATION  AND  PAYMENT
INSTRUCTIONS   (See  Instruction  2  below)

COMPLETE ONLY if the Fundae Acquisition Certificates are to be registered in the name of, and any check for cash payment is to be made payable to, and both are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue  and  mail  certificate  and  check  to:

Name  ______________________________
(Please  Print)

Address  ___________________________

___________________________________
(Include  Zip  Code)

___________________________________
(Signature)

___________________________________
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

SPECIAL  DELIVERY  INSTRUCTIONS
(See  Instruction  2  below)

COMPLETE ONLY if the Fundae Acquisition Certificates are to be issued in the name of , and any check is to be made payable to, the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail  or  deliver  to:

Name  _____________________________
(Please  Print)

Address  __________________________

__________________________________
(Include  Zip  Code)

__________________________________
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

     The undersigned hereby warrants to Fundae Acquisition that the undersigned has full power and authority to submit, sell, assign and transfer the Company Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Company Certificates.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)


                         (Signature(s) of Shareholder(s)
Dated:      ,1999

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):

                             (Please Type or Print)

Capacity  (Full  Title)

Address
(include  Zip  Code)

Area  Code  and  Tel.  No.
Tax  Identification  or
Social  Security  No.

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

Authorized  Signature

Name
                             (Please Type or Print)

Name  of  Firm

Address

                               (Include Zip Code)

Area  Code  and  Tel.  No.
Dated:     ,  1999

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made pursuant to the Merger. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.

                                  INSTRUCTIONS

     1. DELIVERY OF LETTER OF TRANSMITTAL AND COMPANY CERTIFICATES. Company Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to the Company at the address shown on the face of this Letter of Transmittal. If any of the Company Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Company Certificates. The method of delivery of this Letter of Transmittal, the Company Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by the Company. A Letter of Transmittal, the Company Certificates and any other required documents must be properly received by the Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Company Certificates to pass to Fundae Acquisition. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

     2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Common Stock who has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Company Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Company Certificates without alteration, enlargement or any change whatsoever.

     If any Company Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or any Company Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to Fundae Acquisition of such person's authority so to act.

     4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of Company Certificates hereunder will be determined by Fundae Acquisition as the successor to the Company. Fundae Acquisition reserves the right to waive any irregularities or defects in the surrender of any Company Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and address of the person(s) to which Fundae Acquisition Certificates are to be issued or to which any applicable payment for the Company Common Stock is to be made or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

     6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Mr. A. Rene Dervaes, Jr., President at cmerun, inc. located at: 222 Lakeview Avenue, Suite 160-146, West Palm Beach, Florida 33401.

     7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

     8. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF COMPANY CERTIFICATES; LOST COMPANY CERTIFICATES. A shareholder will not receive any Fundae Acquisition Common Stock or cash for Company Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to the Company, together with the Company Certificates representing such Company
Common Stock and any required accompanying evidences of authority in form satisfactory to the Company. If the Company Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, Fundae Acquisition will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Company Certificates. No interest will be paid on any amount due for Company Certificates.

     9. SUBSTITUTE FORM W-9. Each shareholder is required to provide Fundae Acquisition with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in
Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and Fundae Acquisition is not provided with a TIN within 60 days, Fundae Acquisition will, withhold 31% of all payments of such cash thereafter until a TIN is provided to Fundae Acquisition.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder is required to provide Fundae Acquisition with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If Fundae Acquisition is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

     If backup withholding applies, Fundae Acquisition is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

     PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

PURPOSE  OF  SUBSTITUTE  FORM  W-9

     To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify Fundae Acquisition of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  FUNDAE  ACQUISITION

     The shareholder is required to give Fundae Acquisition the Social Security number or employer identification number of the record owner of the Company Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME:  FUNDAE ACQUISITION CORPORATION

     PART  1  PLEASE  PROVIDE  YOUR  TIN  IN  THE  SPACE  BELOW  AND  CERTIFY
     BY  SIGNING  AND  DATING  PART  3.

     Social  Security  Number  _________________________________________
     OR
SUBSTITUTE  FORM  W-9     Employer  Identification
Number___________________________________

     PART  2   Check the box if you are NOT subject to back up withholding under the
     provisions  of  Section  3406(a)(1)(C) of the Internal Revenue Code because
(1)  you  have
DEPARTMENT OF THE not been notified that you are subject to backup withholding as a result of failure to
TREASURY INTERNAL report all interest or dividends or (2) the Internal Revenue Service has notified you that
REVENUE  SERVICE     you  are  no  longer  subject  to  backup  withholding
----------------     ------------------------------------------------------

PAYERS  REQUEST  FOR
TAXPAYER IDENTIFICATION PART 3 CERTIFICATION - Under penalties of perjury, I certify that the information
NUMBER  ("TIN")     provided  on  this  form  is  true,  correct  and  complete.
---------------     ------------------------------------------------------------


Signature:

Date:

     Awaiting  TIN?

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



    The word "or" was substituted by the division of statutory revision for the word "of" to correct an apparent typographical error.